UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011

INTELLIGENT SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	1-9330	58-1964787
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4355 Shackleford Road, Norcross, Georgia	30093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 381-2900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders of Intelligent Systems Corporation (“Registrant”) on May 26, 2011, shareholders elected one director, Parker H. Petit, to serve until the 2014 Annual Meeting. The vote was as follows:

For	Withheld
5,966,775	24,286
Shareholders also approved an amendment to the Intelligent Systems Corporation 2003 Stock Incentive Plan to increase the maximum number of shares available for issuance to individual participants under the plan. The vote was as follows:

For	Against	Abstain	Broker Non-Vote
4,841,323	1,146,379	3,360	0
The final item approved by shareholders was the approval of the Intelligent Systems Corporation 2011 Non-Employee Directors’ Stock Option Plan. The vote was as follows:

For	Against	Abstain	Broker Non-Vote
5,038,279	947,998	4,785	0
No other items were submitted to a vote of shareholders at the Annual Meeting.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2011	INTELLIGENT SYSTEMS CORPORATION (Registrant)
	By:	/s/ Bonnie L. Herron
Bonnie L. Herron
Chief Financial Officer